Fourth Quarter and Full-Year 2024 Earnings Call March 6, 2025

Except for specific historical information, many of the matters discussed in this press release may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These statements may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to NN, Inc. (the “Company”) based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project”, “achieve”, “growth”, “enable”, “improve”, or other similar words, phrases or expressions. Forward- looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward- looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the impacts of pandemics, epidemics, disease outbreaks and other public health crises on our financial condition, business operations and liquidity; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; new laws and governmental regulations; the impact of climate change on our operations; uncertainty of government policies and actions after recent U.S. elections in respect to global trade, tariffs and international trade agreements; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this press release, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. With respect to any non-GAAP financial measures included in the following presentation, the accompanying information required by SEC Regulation G can be found in the back of this document or in the “Investors” section of the Company’s web site, www.nninc.com, under the heading “News & Events” and subheading “Presentations. Forward Looking Statement & Disclosures 2

Harold Bevis President & Chief Executive Officer Tim French SVP & Chief Operating Officer Chris Bohnert SVP & Chief Financial Officer 3

4 First full year of company transformation produced significant results, successfully changing business trajectory ▪ Communicated immediate and 5-year performance goals and tracking to them ▪ Installed top new leadership team globally ~80% complete ▪ Changed direction of business development efforts to win more targeted new business and create a path to deliver sustained year over year growth ➢ Won $73M of new business in 2024, $63M in 2023, and $13M 2025 YTD → $149M of new business ➢ Leveraged installed base of $340M of machinery and equipment and $56 million of land and buildings ▪ Fixed the money-losing and negative cash flow performance of the ‘Group of 7’ plants ➢ Improved Adjusted EBITDA from ($11.5M) in 2023 to an expected $5M in 2025 outlook ▪ Began refreshing capital structure with new ABL in December 2024. Term Loan refinancing process underway 2025 outlook and goals will continue advancement on all fronts: growth, cost, and cash ▪ Launching over 70 programs in 2025, creating tailwinds for delivering year over year net sales growth ▪ Keeping cash capex at normal levels, leveraging installed base ▪ Adding leadership and people to increase business development efforts in stamped products, medical products, and electrical products ▪ Continuing to optimize our physical operational footprint and headcount profiles US-driven tariff battles are aimed at helping the domestic business of NN ▪ Too early to predict net global impacts, timing or FX impacts ▪ We don’t expect any negative impacts to NN's China business ▪ NN’s markets are long-cycle and slow-moving, no big changes yet Business Update

NN's 5-Year Plan for Growing Sales and Profits

2028 Goals	Pathway to Achievement	Near-Term Progress
Grow Net Sales to $650M	▪ $40 million of net annual growth driven by $65 million of annual new awards and $25 million of EOPs / walkaways ▪ Higher growth targeted in stamped products, medical products, and electrical products ▪ Invest growth capex to enhance capabilities ▪ Strategic acquisitions to accelerate strategy when opportunity is right	Secured $149 million of new business since beginning of 2023, launching 70 startup programs in 2025
Lower Costs 3% per Year, Manage Cash Flows	▪ Condense plant footprint and combine operating teams into a shared matrix network ▪ Strong continuous improvement program at every plant ▪ Kaizan and 6 Sigma culture at all plants	Fixed Group of 7 plants, $15 million cost-out plan for 2025
Conserve Cash Flow, Refresh Balance Sheet	▪ Generate free cash flow, invest ~$12 to $15M in capex per year (excl. China operations) ▪ China funds itself, and sends money to US ▪ Leverage NN's installed base of ~$400M of machinery, equipment, land, & buildings ▪ All plants free cash flow self-sustaining	New ABL in place, New Term Loan process underway, China implementing its own program
Increase Adjusted EBITDA Margin to 12-13%	▪ Rationalize business & operations at 7 underperforming plants – two closures underway ▪ Share and lower SG&A profile while increasing business development teams ▪ Launch and onboard accretive new business	Adj. EBITDA margins are ~10% Expected to continue advancement in 2025

BEYOND RELIABLE.
5

Transformation Update: 2025 Will Be Another Formative Year

From 0 to 60% Complete in Six Quarters


New Leadership
80%
Fix Unprofitable Areas
60%
Expand Gross Profit Margins
50%
Deleverage & Refinance Debt
60%
Grow Sales & the Company
60%

1. Modify leadership to mirror and lead the new forward agenda

2. Confront and sort out chronic underperforming areas – sales declines, absence of profit, negative cashflow

"Group of 7" Adjusted EBITDA

FY'23	FY'24	FY'25 Goal
($11.5)M ➡	($0.9)M ➡	$5.1M

3. Gross profit margin expansion has begun

FY'23 %	FY'24 %	Long-term Goal
14.3% ➡	15.0% ➡	20%

4. Improvement of the balance sheet has begun

Refreshed ABL	✓
Refreshed Term Loan	Underway
Put China business on its own balance sheet	Underway

5. Goal is to deliver annual growth every year. Make-whole of rationalized sales swaps has begun and launching 70+ new programs during 2025, ~$21 million launching in Q1

BEYOND RELIABLE

6

Turnaround of the 'Group of 7' Plants Over Last 6 Quarters

2023	What New Management Has Done	2025 Outlook

2023

Sales: $112.6M
Adj. EBITDA: ($11.5)M

New management uncovers that 7 plants are negative Adjusted EBITDA and negative free cash flow

"Group of 7" Negative Contribution Plants

1. Juarez, Mexico
2. Wellington, Ohio
3. Marnaz, France
4. Dowagiac, Michigan
5. Attleboro (Plant 2), Massachusetts
6. Palmer, Massachusetts
7. Mexico City, Mexico

What New Management Has Done

- Implemented turnarounds at four plants
  - Changed staffing profiles, production schedules, re-work habits, customer pricing, customer contracts, plant leadership
- Decided to close three plants
- First up – close Dowagiac and Juarez
  - Began working with customers to move current production
  - Inventory banks, customer approval processes, moved some to alternate suppliers
  - Redeploying reusable equipment
  - Disposing of unneeded equipment
- Close one additional small plant prior to lease expiration in 2026

2025 Outlook

Sales: $74.6M
Adj. EBITDA: $5.1M

Going Forward

- Every plant has positive Adj. EBITDA 2025 plan
- Retained ~65% of business, rationalized ~35% of business
- Built stronger new business pipelines for each kept operation
- Two plants are still free cash flow negative, although delivering positive Adj. EBITDA
  - Marnaz, France plant has won enough new business to be at capacity and fixed when SOP begins
  - One more negative cashflow plant in NA Mobile

BEYOND RELIABLE

7

11.6% ($millions) Q4’23 Q4’24 Δ Net Sales $112.5 $106.5 ($6.0) Adj. Operating Income (Loss) ($1.4) $2.4 $3.8 Adj. EBITDA $10.0 $12.1 $2.1 Adj. EBITDA Margin % 8.9% 11.3% 240 bps Q4’23 Q4’24 Δ $104.4 $106.5 $2.1 ($1.5) $2.4 $3.9 $9.7 $12.1 $2.4 9.3% 11.3% 200 bps Sale of Lubbock Rationalized Volume FX Total ($5.0) ($1.5) ($1.6) ($8.1) ($0.6) $0.5 - ($0.1) ($0.7) $0.4 - ($0.3) $9.7 $12.1 Adjusted EBITDA & Margin Q4'23 Q4'24 Pro FormaAs Reported Q4’23 Pro Forma Adjustments Q4 Financial Results 8 $104.4 $106.5 Net Sales Q4'23 Q4'24 $10.0 $12.1 Adjusted EBITDA & Margin Q4'23 Q4'24 $112.5 $106.5 Net Sales Q4'23 Q4'24 8.9% 11.3% 9.3% 11.3% Pro Forma ($ millions) As Reported ($ millions)

$42.8 $48.3 Adjusted EBITDA & Margins 2023 2024 ($millions) 2023 2024 Δ Net Sales $489.3 $464.3 ($25.0) Adj. Operating Income (Loss) $3.1 $5.1 $2.0 Adj. EBITDA $43.1 $48.3 $5.2 Adj. EBITDA Margin % 8.8% 10.4% 160 bps 2023 2024 Δ $465.2 $464.3 ($0.9) $4.0 $5.1 $1.1 $42.8 $48.3 $5.5 9.2% 10.4% 120 bps Lubbock Rationalized Volume Customer Settlement Precious Metals FX Total ($10.9) ($8.6) ($1.1) - ($3.5) ($24.1) ($1.1) $4.0 ($1.1) ($0.9) - $0.9 ($1.4) $3.1 ($1.1) ($0.9) - ($0.3) Pro FormaAs Reported 2023 Pro Forma Adjustments Full-Year Financial Highlights 9 $465.2 $464.3 Net Sales 2023 2024 Pro Forma ($ millions) $43.1 $48.3 Adjusted EBITDA & Margins 2023 2024 $489.3 $464.3 Net Sales 2023 2024 As Reported ($ millions) 8.8% 10.4% 9.2% 10.4%

$6.6 $5.6 2023 2024 Fourth Quarter $28.3 $29.2 2023 2024 Full Year Adjusted EBITDA & Margin ($ millions) Power Solutions – Stamped Products: Q4‘24 Highlights 10 2023 2024 ▪ In July 2024, the Company sold its Lubbock facility which produced non-core injection molded products ▪ Normalizing for the impact of this sale, Power Solutions sales grew by $0.9M in Q4 and $5.5M in full year $43.3 ($8.5) ($0.0) $4.4 $39.2 Q4 2023 Volume FX Pass-thru Q4 2024 Q4’24 Sales Bridge ($ millions) Increase Decrease Total $185.9 ($3.2) ($13.2) ($0.2) $11.2 $180.5 YTD 2023 Price Volume FX Pass-thru YTD 2024 FY’24 Sales Bridge ($ millions) Increase Decrease Total Commentary 15.3% 14.2% 15.2% 16.2%

$7.1 $10.0 2023 2024 Fourth Quarter $29.8 $35.6 2023 2024 Full Year Adjusted EBITDA & Margin ($ millions) Mobile Solutions – Machined Products: Q4‘24 Highlights 11 2023 2024 Commentary ▪ Strong growth in China operations of $3.4M and $9.6M for Q4 and the full year, respectively ▪ The strategic exit of unprofitable business resulted in a net impact to net sales of ($1.5M) and ($8.6M) for Q4 and the full year, respectively ▪ Adjusted EBITDA benefited from sales rationalization and cost reduction 10.3% 14.8% 9.8% 12.5% $69.2 ($1.1) $1.7 ($1.6) ($1.0) $67.4 Q4 2023 Price Volume FX Pass-thru Q4 2024 Q4’24 Sales Bridge ($ millions) Increase Decrease Total $303.3 ($1.1) ($10.3) ($3.3) ($4.7) $283.9 YTD 2023 Price Volume FX Pass-thru YTD 2024 FY’24 Sales Bridge ($ millions) Increase Decrease Total

• Improved operational flexibility through improved terms and structure • Lower overall cost of capital • Create available capacity to pursue targeted M&A at the right time and/or bolder organic sales growth Refinancing Goals • Re-launched refinancing process in late Q4 • Significant progress since re-launching process • Expect to announce process conclusion in near future Rebooted Term Loan Process • Enable transformation activities and drive equity value increase • Remain focused on paying down debt and deleveraging • Will monitor possible preferred equity modifications as we go along Installing Balance Sheet to Enable Transformation Balance Sheet Improvement Update 12 → Term Loan Refinancing Underway

13 2025 Current Outlook Key Assumptions ▪ Key markets remain stable with continuation of 2024 trade policies ▪ Assumes currencies remain stable and aligned with 2024 levels through 2025 ▪ Global metal markets remain stable with availability ▪ SOPs remain stable and on-track from new business wins in 2023 and 2024 Revenue of $450 to $480 million ▪ At midpoint, slight growth year-over-year on a pro forma basis ▪ Normalized for sale of Lubbock mid-year 2024 and rationalized volumes during 2024 Adjusted EBITDA of $53 to $63 million ▪ At midpoint, up ~15% vs. 2024 on a pro forma basis ▪ Normalized for sale of Lubbock mid-year and rationalized volumes during 2024 New Business Wins of $60 to $70 million ▪ Increasing the number of new wins targeted in Stampings, Power, and Medical ▪ Working to create a growth outcome in global Mobile Solutions ▪ Continuing to be cash capex efficient by leveraging $340 million of current installed machinery and equipment and $56 million of land and buildings → Current market conditions pushing guidance towards lower half of ranges

Appendix 14

15 The Company discloses in this presentation the non-GAAP financial measures of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt. Each of these non-GAAP financial measures provides supplementary information about the impacts of acquisition, divestiture and integration related expenses, foreign-exchange impacts on inter-company loans, reorganizational and impairment charges. The costs we incur in completing acquisitions, including the amortization of intangibles and deferred financing costs, and divestitures are excluded from these measures because their size and inconsistent frequency are unrelated to our commercial performance during the period, and we believe are not indicative of our ongoing operating costs. We exclude the impact of currency translation from these measures because foreign exchange rates are not under management’s control and are subject to volatility. Other non-operating charges are excluded, as the charges are not indicative of our ongoing operating cost. We believe the presentation of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt provides useful information in assessing our underlying business trends and facilitates comparison of our long-term performance over given periods. The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company's industry, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual income growth derived from income amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. (a) Non-GAAP adjusted EBITDA represents GAAP income (loss) from operations, adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and non-cash impairment charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. Non-GAAP Financial Measures Footnotes

16 Reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA

17 Reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA

18 Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss) and GAAP Net Income (Loss) per Diluted Common Share to Non-GAAP Adjusted Net Income (Loss) per Diluted Common Share

19 Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss) and GAAP Net Income (Loss) per Diluted Common Share to Non-GAAP Adjusted Net Income (Loss) per Diluted Common Share

20 Reconciliation of Operating Cash Flow to Free Cash Flow

Thank You 21 Joe Caminiti or Stephen Poe NNBR@alpha-ir.com 312-445-2870 Investor & Media Contacts